Exhibit 10.1

THIRD AMENDMENT TO SECOND
AMENDED AND RESTATED CREDIT AGREEMENT
This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), is dated as of March 23, 2017, by and among PILGRIM’S PRIDE CORPORATION, a Delaware corporation (the “Company”), TO-RICOS, LTD., a Bermuda company, and TO-RICOS DISTRIBUTION, LTD., a Bermuda company, as borrowers (collectively, the “Borrowers”), the other Loan Parties party hereto, each of the various financial institutions which is a signatory hereto, as a Lender, and Coöperatieve RABOBANK U.A., NEW YORK BRANCH (formerly known as COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH), in its capacity as administrative agent and collateral agent (in such capacity, “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrowers, certain other Subsidiaries of the Company, the financial institutions signatory thereto as “Lenders”, and Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of February 11, 2015 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of April 27, 2016 and that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of October 21, 2016, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrowers have requested that certain terms and conditions of the Credit Agreement be amended as more specifically set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, and further agree as follows:
1.Amendments to Credit Agreement.
(a)Section 1.01 of the Credit Agreement, Defined Terms, is hereby modified and amended by deleting the definition of “Available Inventory Amount” in its entirety and inserting in lieu thereof the following:
“Available Inventory Amount” means, as of any time it is to be determined, the sum of:
(a)    the lesser of (i) 65% of the Value of Eligible Inventory consisting of feed grains, prepaid grain in transit, feed and feed ingredients, dressed broiler chickens and commercial eggs and (ii) 85% multiplied by the NOLV Percentage multiplied by the Value of Eligible Inventory consisting of feed grains, prepaid grain in transit, feed and ingredients, dressed broiler chickens and commercial eggs; plus
(b)    85% multiplied by the NOLV Percentage multiplied by the Value of Eligible Inventory consisting of live broiler chickens; plus

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(c)    the lesser of (i) 70% multiplied by the difference of (A) the Value of Eligible Inventory consisting of prepared food products minus (B) Inventory Reserves and (ii) 85% multiplied by the NOLV Percentage multiplied by the Value of Eligible Inventory consisting of prepared food products; plus
(d)    the lesser of (i) 45% of the Value of Eligible Inventory consisting of breeder hens, breeder cockerels, breeder pullets, commercial hens, commercial pullets and hatching eggs and (ii) 85% multiplied by the NOLV Percentage multiplied by the Value of Eligible Inventory consisting of breeder hens, breeder cockerels, breeder pullets, commercial hens, commercial pullets and hatching eggs; plus
(e)    the lesser of (i) 40% of the Value of Eligible Inventory consisting of vaccines on the farm and (ii) 85% multiplied by the NOLV Percentage multiplied by the Value of Eligible Inventory consisting of vaccines on the farm.
The Administrative Agent may, in its Permitted Discretion, reduce the advance rates (including the NOLV Percentage) used in computing the Available Inventory Amount, with any such changes to be effective three Business Days after delivery of notice thereof to the Borrower Representative and the Lenders.”
(b)Section 2.10 of the Credit Agreement, Increase in Commitments, is hereby modified and amended by deleting clause (d) of such section in its entirety and inserting in lieu thereof the following:

“(d)    Any amendment hereto solely for Incremental Commitments shall be in form and substance satisfactory to the Administrative Agent and shall only require the written signatures of the Administrative Agent, the Borrower Representative (on behalf of the Borrowers) and the Lender(s) providing an Incremental Commitment. As a condition precedent to any such Incremental Commitment, the Borrowers shall deliver to the Administrative Agent (i) a certificate of each Loan Party (in sufficient copies for each Lender) signed by an authorized officer of such Loan Party (x) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such Incremental Commitment; and (y) in the case of the Borrowers, certifying that, before and immediately after giving effect to such increase, (A) the representations and warranties contained in Article III and the other Loan Documents shall be true and correct, except that such representations and warranties that relate solely to an earlier date shall be true and correct in all material respects as of such earlier date; (B) no Default or Event of Default shall have occurred and be continuing or would result from any such Incremental Commitment; and (C) at the time of and immediately after giving effect to each such Incremental Commitment, the Borrowers shall be in compliance with the covenant set forth in Section 6.13 (on a Pro Forma Basis for the Test Period for which financial statements have been delivered pursuant to Section 5.01(a) or (b) ending immediately preceding such Incremental Commitment), which compliance shall be evidenced by the due completion, execution and delivery of a Compliance Certificate and based on the assumption that such Incremental Commitment was fully drawn on the first day of such Test Period, and (ii) such opinions of counsel, evidence of flood insurance, ratification agreements, amendments to the other Loan Documents (which amendments the Administrative Agent is authorized to execute on behalf of all Lenders), and other documents, certificates and information as the Administrative Agent may reasonably request; provided that flood insurance due diligence and flood insurance compliance shall be reasonably satisfactory to the Lenders.”

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(c)Section 5.09 of the Credit Agreement, Insurance, is hereby modified and amended by deleting such section in its entirety and inserting in lieu thereof the following:

“SECTION 5.09.    Insurance. Each Loan Party will, and will cause each Subsidiary to, maintain with financially sound and reputable carriers having a financial strength rating of at least A- by A.M. Best Company at the time of the initial bindings or any renewals thereof (a) insurance in such amounts (with no greater risk retention) and against such risks (including loss or damage by fire and loss in transit, theft, burglary, pilferage, larceny, embezzlement, and other criminal activities; business interruption; and general liability) and such other hazards, as is customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations; provided that the Borrowers and the Subsidiaries may self-insure for workmen’s compensation, crime, general liability, auto liability, employee benefits, property risks and live chicken inventory in accordance with applicable industry standards and in a manner consistent with other similarly situated Persons in the same industry; provided, further, that the Borrowers and the Subsidiaries shall not self-insure for general liability, auto liability or property risks in excess of the first $10,000,000 of loss deductible with respect thereto without the consent of the Administrative Agent; (b) if any Improvements on any portion of any Mortgaged Property are located in an area identified by FEMA as an area having special flood hazards pursuant to the Flood Insurance Acts, a policy of flood insurance with financially sound and reputable insurance companies that (i) covers such Improvements of such Mortgaged Property that are located in a flood zone, and (ii) is written in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to Flood Insurance Acts; and (c) all other insurance required pursuant to the Collateral Documents. The Borrowers will furnish to the Lenders, upon request of the Administrative Agent, information in reasonable detail as to the insurance so maintained. All such insurance policies, to the extent such insurance policies by their terms insure any portion of the Collateral, shall name the Administrative Agent (for the benefit of the Lender Parties) as an additional insured or as a loss payee, as applicable.”
(d)Section 5.13 of the Credit Agreement, Additional Collateral; Further Assurances; Post-Closing Letter Agreement, is hereby modified and amended by deleting clause (e) of such section in its entirety and inserting in lieu thereof the following:

“(e)    The Borrower Representative will promptly notify the Administrative Agent if any Borrower or any other Loan Party acquires any real or personal property with a fair market value in excess of $25,000,000 (other than assets constituting Collateral under the Security Agreements that are, as a result of actions previously taken, automatically subject to a valid, perfected first priority security interest or mortgage lien (subject to Permitted Liens) in favor of the Administrative Agent (for the benefit of the Lender Parties) upon acquisition thereof), and, if requested by the Administrative Agent or the Required Lenders and subject to the terms and conditions of this Agreement, the Borrowers will promptly cause such assets to be subjected to a valid, perfected first priority security interest or mortgage lien (subject to Permitted Liens) in favor of the Administrative Agent (for the benefit of the Lender Parties) securing the applicable Secured Obligations and will take, and cause, as reasonably practicable, the applicable Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, all at the expense of the Loan Parties; provided that it is hereby acknowledged and agreed that, the Administrative

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Agent shall not request and such Loan Party shall not deliver any Mortgage until the Lenders are reasonably satisfied with flood insurance due diligence and flood insurance compliance.”
(e)Section 6.05 of the Credit Agreement, Asset Sales, is hereby modified and amended by deleting the proviso at the end of such section in its entirety and inserting in lieu thereof the following:

“provided that all sales, transfers, leases and other dispositions permitted hereby shall be made for (x) fair value (other than those permitted by paragraphs (b), (f), (i), (k), (l), (m), (n), (p) and (q) above) and (y) at least 75% cash consideration (other than those permitted by paragraphs (b), (f), (i), (j), (l), (m), (p) and (q) above and other than any such sale, transfer, lease or other disposition (whether in one transaction or a series of related transactions) of assets with a fair market value up to $20,000,000), in each case other than Excluded Transactions (it being understood that the exclusions set forth in this proviso shall not limit the effect of Section 6.09); and provided, further, that no sale, transfer or other disposition shall be permitted under this Section 6.05, if prohibited under Section 6.03).”
2.No Other Amendments. Except as expressly set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment, modification or waiver of any right, power or remedy of Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and the Loan Parties hereby ratify and confirm their obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or any of the other Loan Documents or a course of dealing with Administrative Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Administrative Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. The Loan Parties acknowledge and expressly agree that Administrative Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents (subject to any qualifications set forth therein), as amended herein.

3.Representations and Warranties. In consideration of the execution and delivery of this Amendment by Administrative Agent and the Lenders, each Loan Party hereby represents and warrants in favor of Administrative Agent and the Lenders as follows:

(a)The execution, delivery and performance by each Loan Party of this Amendment (i) are all within such Loan Party’s organizational powers, (ii) have been duly authorized, (iii) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (iv) will not violate any Requirement of Law applicable to any Loan Party or any of the Subsidiaries, (v) will not violate or result in a default under any indenture or other agreement or instrument binding upon any Loan Party or any of the Subsidiaries or its assets, or give rise to a right under any such indenture, agreement or instrument (other than a Loan Document) to require any payment to be made by any Loan Party or any of the Subsidiaries, and (vii) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of the Subsidiaries, except Liens created or permitted pursuant to the Loan Documents, except to the extent that any such failure to make or obtain, or any such violation, default or payment, in each case referred to in clauses (iii) through (v), individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect;

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(b)This Amendment has been duly executed and delivered by each Loan Party, and constitutes a legal, valid and binding obligation of each Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c)The representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, both before and after giving effect to this Amendment, except that such representations and warranties (i) that relate solely to an earlier date shall be true and correct in all material respects as of such earlier date and (ii) shall be true and correct in all respects to the extent they are qualified by a materiality standard; and

(d)Immediately after giving effect hereto, no event has occurred and is continuing which constitutes a Default or an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

4.Effectiveness. This Amendment shall become effective as of the date set forth above upon Administrative Agent’s receipt of each of the following, in form and substance satisfactory to Administrative Agent:
(a)this Amendment duly executed by the applicable Loan Parties, Administrative Agent, and the Required Lenders; and

(b)all other certificates, reports, statements, instruments or other documents as Administrative Agent may have reasonably requested prior to the effectiveness of this Amendment.

5.Costs and Expenses. The Borrowers agree to pay on demand all reasonable and documented out-of-pocket costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Administrative Agent with respect thereto).

6.Affirmation of Guaranty/Loan Documents. Each Loan Party hereby acknowledges that as of the date hereof, the security interests and liens granted to Administrative Agent for the benefit of the Secured Parties under the Loan Documents are in full force and effect and are enforceable in accordance with the terms of the applicable Loan Documents, and will continue to secure the Obligations. Additionally, by executing this Amendment, each U.S. Loan Guarantor and each Bermuda Loan Guarantor hereby acknowledges, consents and agrees that all of its respective obligations and liability under the U.S. Guaranty and Bermuda Guaranty (as applicable) and all other Loan Documents to which such U.S. Loan Guarantor or Bermuda Loan Guarantor is a party remain in full force and effect, and that the execution and delivery of this Amendment and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liability under the U.S. Guaranty and Bermuda Guaranty and all other Loan Documents.

7.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of a signature page hereto by facsimile transmission or by other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

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8.Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

9.Governing Law. This Amendment shall be construed in accordance with, and this Amendment and all matters arising out of or relating in any way whatsoever to this Amendment (whether in contract, tort or otherwise) shall be governed by, the law of the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance (at least in part) on Section 5-1401 of the General Obligation Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.

10.Final Agreement. This Amendment represents the final agreement between the Loan Parties, Administrative Agent and the Lenders as to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

11.Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes under the Credit Agreement.

12.No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

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IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written.

BORROWERS:		PILGRIM'S PRIDE CORPORATION

	By:	/s/ Fabio Sandri
Name: Fabio Sandri
Title: Chief Financial Officer

TO-RICOS, LTD.

	By:	/s/ Fabio Sandri
Name: Fabio Sandri
Title: Chief Financial Officer

TO-RICOS DISTRIBUTION, LTD.

	By:	/s/ Fabio Sandri
Name: Fabio Sandri
Title: Chief Financial Officer

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

OTHER LOAN PARTIES:		PILGRIM'S PRIDE CORPORATION OF WEST
VIRGINIA, INC.

	By:	/s/ Fabio Sandri
Name: Fabio Sandri
Title: Chief Financial Officer

JFC LLC

	By:	/s/ Fabio Sandri
Name: Fabio Sandri
Title: Chief Financial Officer

GOLD'N PLUMP POULTRY, LLC

	By:	/s/ Fabio Sandri
Name: Fabio Sandri
Title: Chief Financial Officer

GOLD'N PLUMP FARMS, LLC

	By:	/s/ Fabio Sandri
Name: Fabio Sandri
Title: Chief Financial Officer

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT		COÖPERATIEVE RABOBANK U.A., NEW YORK
AND LENDERS:		BRANCH, as Administrative Agent and a Lender

	By:	/s/ Eric J Rogowski
Name: Eric J Rogowki
Title: Executive Director

	By:	/s/ Naoko Kojima
Name: Naoko Kojima
Title: Executive Director

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AMERICAN AGCREDIT, PCA, as a Lender

By:	/s/ Bradley K. Leafgren
Name: Bradley K. Leafgren
Title: Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF MONTREAL, as a Lender

By:	/s/ Joan Murphy
Name: Joan Murphy
Title: Director

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ING CAPITAL LLC, as a Lender

By:	/s/ Bill Redmond
Name: Bill Redmond
Title: Managing Director

By:	/s/ Ben Whitehurst
Name: Ben Whitehurst
Title: Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Matthew E Eyrich
Name: Matthew E. Eyrich
Title: Senior Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Kory Clark
Name: Kory Clark
Title: Senior Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Cliff Niebling
Name: Cliff Niebling
Title: Managing Director

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Anthony Pistilli
Name: Anthony Pistilli
Title: Authorized Signatory

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ Siddarth Bansal
Name: Siddarth Bansal
Title: Director

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a
Lender

By:	/s/ Brigitte M Sinclair
Name: Brigitte M Sinclair
Title: Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender

By:	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

DEUTSCHE BANK AG, NEW YORK
BRANCH, as a Lender

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

By:	/s/ Marcus Tarkington
Name: Marcus Tarkington
Title: Director

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

MORGAN STANLEY SENIOR FUNDING,
INC., as a Lender

By:	/s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

[INTENTIONALLY OMITTED]

By:
Name:
Title:

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FIFTH THIRD BANK, as a Lender

By:	/s/ Greg Cannon
Name: Greg Cannon
Title: Managing Director

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Erron Powers
Name: Erron Powers
Title: Senior Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

COBANK, FCB, as a Lender

By:	/s/ Christopher J. Allsteadt
Name: Christopher J. Allsteadt
Title: Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

1ST FARM CREDIT SERVICES, FLCA, as a
Voting Participant

By:	/s/ Corey J Waldinger
Name: Corey J. Waldinger
Title: Vice President, Capital Markets Group

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AGFIRST FARM CREDIT BANK, as a Voting
Participant

By:	/s/ Matt Jeffords
Name: Matt Jeffords
Title: Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AGSTAR FINANCIAL SERVICES, FLCA, as a
Voting Participant

By:	/s/ Graham J. Dee
Name: Graham J. Dee
Title: VP Capital Markets

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BADGERLAND FINANCIAL, FLCA, as a
Voting Participant

By:	/s/ Terry A. McMahon
Name: Terry A. McMahon
Title: Chief Credit Officer

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT BANK OF TEXAS, as a Voting
Participant

By:	/s/ Alan Robinson
Name: Alan Robinson
Title: Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT EAST, ACA, as a Voting
Participant

By:	/s/ Kerri B. Sears
Name: Kerri B. Sears
Title: Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT MID-AMERICA, FLCA, as a
Voting Participant

By:	/s/ Aaron T. Miller
Name: Aaron T. Miller
Title: Credit Officer

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT WEST, FLCA, as a Voting
Participant

By:	/s/ Barbara J. Bartlett
Name: Barbara J. Bartlett
Title: Assistant Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

UNITED FCS, FLCA D/B/A FCS
COMMERCIAL FINANCE GROUP, as a Voting
Participant

By:	/s/ Daniel J. Best
Name: Daniel J. Best
Title: Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT SERVICES OF AMERICA,
FLCA, as a Voting Participant

By:	/s/ Bruce Dean
Name: Bruce Dean
Title: Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

GREENSTONE FARM CREDIT SERVICES,
FLCA, as a Voting Participant

By:	/s/ Jeff Pavlik
Name: Jeff Pavlik
Title: SVP/Managing Director

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

NORTHWEST FARM CREDIT SERVICES,
FLCA, as a Voting Participant

By:	/s/ Paul Hadley
Name: Paul Hadley
Title: Vice President

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

YOSEMITE LAND BANK, FLCA, as a Voting
Participant

By:	/s/ Leslie C. Crutcher
Name: Leslie C. Crutcher
Title: Executive Vice President, CCO

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
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